UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

February 7, 2019 (February 7, 2019)
Date of Report (Date of earliest event reported)
Synovus Financial Corp.
(Exact Name of Registrant as Specified in its Charter)

Georgia	1-10312	58-1134883
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1111 Bay Avenue, Suite 500, Columbus, Georgia 31901
(Address of principal executive offices) (Zip Code)
(706) 649-2311
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On February 7, 2019, Synovus Financial Corp. (the “Company”) completed its previously-announced public offering of $300 million aggregate principal amount of its 5.90% Fixed-to-Fixed Rate Subordinated Notes due 2029 (the “Notes”). The Notes were registered pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-212916).

The Notes were issued under the Subordinated Indenture, dated as of December 7, 2015 (the “Base Indenture”), as supplemented by the Second Supplemental Indenture, dated as of February 7, 2019 (the “Supplemental Indenture,” and together with the Base Indenture, the “Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee. Subject to any redemption prior to February 7, 2029, the Notes will bear interest (i) from and including February 7, 2019, to, but excluding, February 7, 2024, at the rate of 5.90% per annum and (ii) from and including February 7, 2024, to, but excluding, February 7, 2029 at a rate per annum which will be 3.379% above the 5-Year Mid-Swap Rate (as defined in the Supplemental Indenture). Interest on the Notes will be payable semi-annually in arrears. The Notes will mature on February 7, 2029.

The foregoing descriptions of the Supplemental Indenture and the Notes do not purport to be complete and are qualified in their entirety by reference to the full text of the Supplemental Indenture, which is attached as Exhibit 4.1 to this Current Report on Form 8-K, and is incorporated by reference herein.

A copy of the opinion of Alston & Bird LLP, counsel to the Company, relating to the legality of the Notes is filed as Exhibit 5.1 hereto.

The Company is filing this Current Report on Form 8-K to file with the SEC certain items related to the offering of the Notes that are to be incorporated by reference into its Registration Statement on Form S-3 (Registration No. 333-212916).

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above and the full text of the Supplemental Indenture, which is attached hereto as Exhibit 4.1, is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description of Exhibit

4.1
Second Supplemental Indenture, dated as of February 7, 2019, between Synovus Financial Corp. and The Bank of New York Mellon Trust Company, N.A., as Trustee (including the form of Note attached as an exhibit thereto).

5.1	Opinion of Alston & Bird LLP, counsel to the Company, as to the validity of the Notes.

23.1	Consent of Alston & Bird LLP (included in Exhibit 5.1 hereof).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SYNOVUS FINANCIAL CORP.

Date: February 7, 2019	By: /s/ Allan E. Kamensky
Name: Allan E. Kamensky
Title: Executive Vice President, General Counsel
and Secretary